UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2011
Grubb & Ellis Healthcare REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on June 1, 2011, reporting our acquisition of Jersey City Medical Complex, located in Jersey City, New Jersey, or the Jersey property, Bryant MOB Medical Complex located in Bryant, Arkansas, or the Bryant property, Home Health Medical Complex, or the Home Health property, and Medical Park Place Medical Complex located in Benton, Arkansas, or the Medical Park property as described in such Form 8-K. We subsequently filed a Current Report on Form 8-K/A, Amendment No. 1, on August 1, 2011, to amend the Form 8-K. We are filing this Current Report on Form 8-K/A, Amendment No. 2, to provide the financial information required by Item 9.01.
On May 26, 2011, we acquired four of the seven properties comprising the following property portfolio, Milestone Medical Office Building Portfolio, or the Milestone MOB Portfolio.

Property Locations	Date Acquired	Purchase Price		Gross Leasable Area	Years Built
Jersey City, NJ and Bryant and Benton, AR	May 26, 2011	$44,050,000		179,000	1992 - 2010

Burien, WA and Hudson and Cornwall, NY	N/A (1)	$37,075,000	(2)	143,000	2005 - 2006

(1)	As of August 12, 2011, we have not acquired three of the seven properties of the Milestone MOB Portfolio. We anticipate closing the three remaining properties in the third quarter of 2011; however, there is no assurance we can complete the acquisitions within the anticipated timeframe, or at all.

(2)	The aggregate purchase price of the three remaining potential properties is an estimate and is subject to change.
In evaluating the Milestone MOB Portfolio as a potential acquisition and determining the appropriate amount of consideration to be paid for the portfolio, a variety of factors were considered, including our evaluation of property condition reports, the respective locations, visibility and access to the seven properties, the age, physical condition and curb appeal of the seven properties, neighboring property uses, local market conditions and general economic conditions and patient demand.

Item 9.01 Financial Statements and Exhibits.

			Page
(a)	Financial statements of businesses acquired.

	Milestone Medical Office Building Portfolio

	I.	Independent Auditors’ Report	4

	II.	Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2011 (Unaudited) and for the Year Ended December 31, 2010	5

	III.	Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2011 (Unaudited) and for the Year Ended December 31, 2010	6

(b)	Pro forma financial information.

	Grubb & Ellis Healthcare REIT II, Inc.

	IV.	Unaudited Pro Forma Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2011 and for the Year Ended December 31, 2010	9

	V.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2011	10

	VI.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	11

	VII.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2011 and for the Year Ended December 31, 2010	12

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Grubb & Ellis Healthcare REIT II, Inc.
We have audited the accompanying statement of revenues and certain expenses of Milestone Medical Office Building Portfolio, or the Property, for the year ended December 31, 2010. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses, and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Milestone Medical Office Building Portfolio for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.
/s/ KMJ Corbin & Company LLP
KMJ Corbin & Company LLP
Costa Mesa, California
August 12, 2011

MILESTONE MEDICAL OFFICE BUILDING PORTFOLIO
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2011 (Unaudited) and
For the Year Ended December 31, 2010

	Three Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	December 31, 2010

Revenues:
Rental income	$1,697,000	$5,800,000

Certain expenses:
Building and ground maintenance	153,000	630,000
Real estate taxes	91,000	355,000
Electricity, water and gas utilities	151,000	560,000
Property management fees	97,000	408,000
Insurance	22,000	86,000
General and administrative	95,000	418,000

Total certain expenses	609,000	2,457,000

Revenues in excess of certain expenses	$1,088,000	$3,343,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

MILESTONE MEDICAL OFFICE BUILDING PORTFOLIO
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2011 (Unaudited) and
For the Year Ended December 31, 2010
NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statements of revenues and certain expenses include the operations of Milestone Medical Office Building Portfolio, or the Property, located throughout Arkansas, New Jersey, New York and Washington. The Property has approximately 322,000 square feet of gross leaseable area, or GLA, and was 91.2% and 89.0% occupied as of March 31, 2011 (unaudited) and as of December 31, 2010, respectively.
Basis of Presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Healthcare REIT II, Inc., in the future operations of the Property have been excluded.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred. During the three months ended March 31, 2011(unaudited) and for the year ended December 31, 2010, the Property recorded bad debt expense of $50,000 and $250,000, respectively, which is included in general and administrative expenses in the accompanying statements of revenues and certain expenses.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Property Management Fees
For the three months ended March 31, 2011 (unaudited) and for the year ended December 31, 2010, the owners of the Property contracted with a related entity to manage the Property for a monthly fee ranging from $1,500 to five percent of gross receipts. For the three months ended March 31, 2011 (unaudited) and for the year ended December 31, 2010, the Property incurred management fees totaling $97,000 and $408,000, respectively.

MILESTONE MEDICAL OFFICE BUILDING PORTFOLIO
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2011 (Unaudited) and
For the Year Ended December 31, 2010
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.
Unaudited Interim Information
The statement of revenues and certain expenses for the three months ended March 31, 2011 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.
NOTE 3 — LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through 2025 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of March 31, 2011(unaudited) are as follows:

Years Ending December 31,
2011	$3,839,000
2012	5,015,000
2013	5,082,000
2014	5,184,000
2015	5,017,000
Thereafter	24,676,000

$48,813,000

The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above.
NOTE 4 — TENANT CONCENTRATION
For the three months ended March 31, 2011(unaudited) and the year ended December 31, 2010, the Property had no tenants occupying greater than 10.0% of the aggregate GLA.
NOTE 5 — COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

MILESTONE MEDICAL OFFICE BUILDING PORTFOLIO
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2011 (Unaudited) and
For the Year Ended December 31, 2010
NOTE 5 — COMMITMENTS AND CONTINGENCIES, continued
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
Ground Leases
Certain buildings of the Property have entered into ground leases with unrelated third parties that expire at the various dates through 2073. These leases include provisions for fair market and CPI rent escalations. The aggregate future minimum lease payments payable by the Property under non-cancelable ground leases as of March 31, 2011(unaudited), are as follows:

Years Ending December 31,
2011	$91,000
2012	122,000
2013	123,000
2014	123,000
2015	123,000
Thereafter	5,638,000

$6,220,000

For the three months ended March 31, 2011(unaudited) and for the year ended December 31, 2010, the Property recorded $30,000 and $119,000, respectively, related to ground leases which are included in general and administrative expenses in the accompanying statements of revenues and certain expenses.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 6 — SUBSEQUENT EVENT
On May 26, 2011, Grubb & Ellis Healthcare REIT II, Inc., through its subsidiary, purchased the four properties located in Arkansas and New Jersey for a purchase price of $44,050,000, plus closing costs. Grubb & Ellis Healthcare REIT II, Inc. anticipates acquiring the New York and Washington properties, however, there can be no assurance that Grubb & Ellis Healthcare REIT II, Inc. will be able to acquire those properties.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Six Months Ended June 30, 2011 and for the Year Ended December 31, 2010
The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 and Annual Report on Form 10-K for the year ended December 31, 2010. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2011 and for the year ended December 31, 2010 are presented as if we acquired the Jersey property, the Bryant property, the Home Health property and the Medical Park property, or the Initial Milestone MOB Portfolio, on January 1, 2010. The Initial Milestone MOB Portfolio was acquired using a combination of debt financing, borrowings under our secured revolving line of credit with Bank of America, N.A., or our line of credit, and cash proceeds, net of offering costs, received from our offering through the acquisition date. However, the pro forma adjustments assume that the debt proceeds and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of January 1, 2010.
An unaudited pro forma condensed consolidated balance sheet as of June 30, 2011 is not presented as the effect of the acquisition of the Initial Milestone MOB Portfolio is fully reflected in our historical consolidated balance sheet as of June 30, 2011.
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2011

Acquisition of
Company	the Initial Milestone	Company
Historical (A)	MOB Portfolio (B)	Pro Forma

Revenue:
Rental income	$14,682,000	$1,294,000	$15,976,000

Expenses:
Rental expenses	3,020,000	499,000	(C)	3,519,000
General and administrative	2,379,000	191,000	(D)	2,570,000
Acquisition related expenses	8,785,000	(1,495,000	)(E)	7,290,000
Depreciation and amortization	5,476,000	643,000	(F)	6,119,000

Total expenses	19,660,000	(162,000)	19,498,000

(Loss) income from operations	(4,978,000)	1,456,000	(3,522,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount and premium):
Interest expense	(2,568,000)	(699,000	)(G)	(3,267,000)
Loss in fair value of derivative financial instruments	(225,000)	—	(225,000)
Interest income	6,000	—	6,000

Net (loss) income	(7,765,000)	757,000	(7,008,000)

Less: Net income attributable to noncontrolling interests	(1,000)	—	(1,000)

Net (loss) income attributable to controlling interest	$(7,766,000)	$757,000	$(7,009,000)

Net loss per common share attributable to controlling interest — basic and diluted	$(0.36)	$(0.32)

Weighted average number of common shares outstanding — basic and diluted	21,864,450	21,864,450	(H)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2010

Acquisition of
Company	the Initial Milestone	Company
Historical (I)	MOB Portfolio (J)	Pro Forma

Revenue:
Rental income	$8,682,000	$2,202,000	$10,884,000

Expenses:
Rental expenses	2,201,000	1,244,000	(K)	3,445,000
General and administrative	1,670,000	366,000	(L)	2,036,000
Acquisition related expenses	7,099,000	—	(M)	7,099,000
Depreciation and amortization	3,591,000	1,662,000	(N)	5,253,000

Total expenses	14,561,000	3,272,000	17,833,000

Loss from operations	(5,879,000)	(1,070,000)	(6,949,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount and premium):
Interest expense	(1,416,000)	(1,742,000	)(O)	(3,158,000)
Loss in fair value of derivative financial instruments	(143,000)	—	(143,000)
Interest income	15,000	—	15,000

Net loss income	(7,423,000)	(2,812,000)	(10,235,000)

Less: Net income attributable to noncontrolling interests	(1,000)	—	(1,000)

Net loss attributable to controlling interest	$(7,424,000)	$(2,812,000)	$(10,236,000)

Net loss per common share attributable to controlling interest — basic and diluted	$(0.99)	$(1.37)

Weighted average number of common shares outstanding — basic and diluted	7,471,184	7,471,184	(P)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2011
(A) As reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.
(B) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Initial Milestone MOB Portfolio.
(C) Amount represents the estimated rental expenses of the Initial Milestone MOB Portfolio. We entered into an advisory agreement with Grubb & Ellis Healthcare REIT II Advisor, LLC, or our advisor, or our advisory agreement. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing each of our properties, either a monthly property management fee or a monthly oversight fee of up to 4.0% of the gross monthly cash receipts of the property. As a result, the pro forma amounts shown are reflective of our current advisory agreement for property management fees at a monthly rate of 4.0%.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(D) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Initial Milestone MOB Portfolio, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the six months ended June 30, 2011.
(E) We incurred a total of $1,495,000 in acquisition related expenses, all of which was incurred during the six months ended June 30, 2011 in connection with the acquisition of the Initial Milestone MOB Portfolio. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2011.
(F) Amount represents depreciation and amortization expense on the allocation of the purchase price. We allocated the purchase price to the fair value of the assets acquired and liabilities assumed as follows: $495,000 to land, $32,744,000 to building and improvements, $2,519,000 to in-place leases, $2,531,000 to tenant relationships, $5,301,000 to leasehold interest, $580,000 to master lease, $804,000 to above market leases and $(34,000) to below market leases. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39.0 years, 4 months to 14.4 years, 4 months to 14.4 years, 15.5 years to 28.3 years, and 59.3 years to 67.3 years for building, improvements, in-place leases, tenant relationships and leasehold interest, respectively.
The amounts allocated to master lease, above market leases and below market leases are amortized to rental income over the remaining term of the acquired leases of 2.0 years, 5 months to 13.2 years, and 4 months to 3.7 years, respectively.
(G) We financed the purchase price, plus closing costs, using a $5,000,000 loan from KeyBank National Association, or KeyBank, or the KeyBank loan, and $31,115,000 in borrowings under our line of credit. As such, this amount represents interest expense, and the amortization of the corresponding loan fees, on such debt instruments. The KeyBank loan bears interest at a variable interest rate with a minimum interest rate of 5.50% per annum. Therefore, we have assumed a 5.50% per annum interest rate as London Interbank Offered Rate, or LIBOR, plus the applicable margin on the KeyBank loan was less than 5.50% per annum for the six months ended June 30, 2010. The unpaid principal balance under our line of credit, as modified on May 4, 2011, bears interest at a rate equal to LIBOR, plus 3.50% per annum. If interest rates increase by 0.125%, interest expense would increase by $20,000 for the six months ended June 30, 2011.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
(H) Amount represents the weighted average number of shares of our common stock from our offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Initial Milestone MOB Portfolio. The calculation assumes these proceeds were raised as of January 1, 2010.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010
(I) As reported in our Annual Report on Form 10-K for the year ended December 31, 2010.
(J) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Initial Milestone MOB Portfolio.
(K) Amount represents the estimated rental expenses of the Initial Milestone MOB Portfolio. We entered into an advisory agreement with our advisor, or our advisory agreement. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing each of our properties, either a monthly property management fee or a monthly oversight fee of up to 4.0% of the gross monthly cash receipts of the property. As a result, the pro forma amounts shown are reflective of our current advisory agreement for property management fees at a monthly rate of 4.0%.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(L) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Initial Milestone MOB Portfolio, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the year ended December 31, 2010.
(M) We incurred a total of $1,495,000 in acquisition related expenses, none of which was incurred in 2010, in connection with the acquisition of the Initial Milestone MOB Portfolio. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2011.
(N) Amount represents depreciation and amortization expense on the allocation of the purchase price. We allocated the purchase price to the fair value of the assets acquired and liabilities assumed as follows: $495,000 to land, $32,744,000 to building and improvements, $2,519,000 to in-place leases, $2,531,000 to tenant relationships, $5,301,000 to leasehold interest, $580,000 to master lease, $804,000 to above market leases and $(34,000) to below market leases. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39.0 years, 4 months to 14.4 years, 4 months to 14.4 years, 15.5 years to 28.3 years, and 59.3 years to 67.3 years for building, improvements, in-place leases, tenant relationships and leasehold interest, respectively.
The amounts allocated to master lease, above market leases and below market leases are amortized to rental income over the remaining term of the acquired leases of 2.0 years, 5 months to 13.2 years, and 4 months to 3.7 years, respectively.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
(O) We financed the purchase price, plus closing costs, using the $5,000,000 KeyBank loan and $31,115,000 in borrowings under our line of credit. As such, this amount represents interest expense, and the amortization of the corresponding loan fees, on such debt instruments. The KeyBank loan bears interest at a variable interest rate with a minimum interest rate of 5.50% per annum. Therefore, we have assumed a 5.50% per annum interest rate as LIBOR, plus the applicable margin on the KeyBank loan was less than 5.50% per annum for the year ended December 31, 2010. The unpaid principal balance under our line of credit, as modified on May 4, 2011, bears interest at a rate equal to LIBOR plus 3.50% per annum. If interest rates increase by 0.125%, interest expense would increase by $39,000 for the year ended December 31, 2010.
(P) Amount represents the weighted average number of shares of our common stock from our offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Initial Milestone MOB Portfolio. The calculation assumes these proceeds were raised as of January 1, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.
Date: August 12, 2011	By:	/s/ Jeffrey T. Hanson
		Name:	Jeffrey T. Hanson
		Title:	Chief Executive Officer